Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LSB Industries, Inc. ("LSB"), on Form 10-Q for the period ending
March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I,
Tony M. Shelby, Executive Vice President of Finance and Chief Financial Officer of LSB, certify pursuant to
18 U.S.C. 1350, to 906 of the Sarbanes-Oxley Act of 2002, that:
    the Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities
    Exchange Act of 1934; and

    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                             /s/  Tony M. Shelby
                                                               Tony M. Shelby
                                                               Executive Vice President of Finance and
                                                               Chief Financial Officer
                                                               (Principal Financial Officer)

May 6, 2005

This certification is furnished to the Securities and Exchange Commission solely for purpose of 18 U.S.C.
1350 subject to the knowledge standard contained therein and not for any other purpose.